UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2005
 Date of Report (Date of earliest event reported):

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3151 Jay Street
Santa Clara, CA    95054
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 3, 2005, 8x8, Inc. entered into subscription agreements to sell 6,897,618 shares of common stock at a price of $2.10 per share under its shelf registration statement (File No. 333-114133), as amended, and as supplemented by a prospectus supplement dated March 3, 2005. Delivery of the shares of common stock was made to the investors on or before March 8, 2005.

A copy of the press release related to this common stock issuance is attached to this report as Exhibit 99.1 and is incorporated herein by this reference. Also attached as exhibits to this report are the form of subscription agreement that the Registrant entered into with each investor, the placement agency and registration rights agreements the Registrant entered into with AG & Edwards & Sons, Inc. & Griffin Securities, Inc. (the "Placement Agents"), and the form of common stock warrant issued to the Placement Agents.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc.
4.2	Form of Subscription Agreement between the Registrant and each Investor
4.3	Common Stock Purchase Warrant issued to AGE Investments, Inc.
4.4	Common Stock Purchase Warrant issued to Griffin Securities, Inc.
5.1	Legal opinion of DLA Piper Rudnick Gray Cary US LLP regarding the validity of the shares issued in the offering
99.1*	Press release dated March 4, 2005

_________

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2005

8X8, INC.

By: /s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Placement Agency Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF as a courtesy.
4.1	Registration Rights Agreement between the Registrant and AG Edwards & Sons, Inc. and Griffin Securities, Inc. PDF as a courtesy.
4.2	Form of Subscription Agreement between the Registrant and each Investor PDF as a courtesy.
4.3	Common Stock Purchase Warrant issued to AGE Investments, Inc. PDF as a courtesy.
4.4	Common Stock Purchase Warrant issued to Griffin Securities, Inc. PDF as a courtesy.
5.1	Legal opinion of DLA Piper Rudnick Gray Cary Ware US LLP regarding the validity of the shares issued in the offering PDF as a courtesy.
99.1*	Press release dated March 4, 2005

_________

*Previously Filed